                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     December 21, 2001
                                                --------------------------------


                    Wells Real Estate Investment Trust, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Maryland
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-25739                                      58-2328421
---------------------------------        --------------------------------------
(Commission File Number)                   (IRS Employer Identification No.)


          6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

         Wells Real Estate Investment Trust, Inc. (the "Registrant") hereby amends its Current Report on Form 8-K dated December 21, 2001 to provide the required financial statements of the Registrant relating to the acquisitions by the Registrant of the Convergys Building located in Tamarac, Florida, the ADIC Buildings located in Parker, Colorado, and the Windy Point Buildings located in Schaumburg, Illinois, as described in such Current Report.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements. The following financial statements of the
              --------------------
Registrant are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:


Windy Point Buildings                                                       Page
                                                                            ----

         Report of Independent Accountants                                  F-1

         Statements of Revenues Over Certain Operating Expenses
         for the year ended December 31, 2000 (audited) and for the
         nine months ended September 30, 2001 (unaudited)                   F-2

         Notes to Statements of Revenues Over Certain Operating
         Expenses for the year ended December 31, 2000 (audited) and
         for the nine months ended September 30, 2001 (unaudited)           F-3

Wells Real Estate Investment Trust, Inc. and Subsidiary

         Unaudited Pro Forma Financial Statements
         ----------------------------------------

         Summary of Unaudited Pro Forma Financial Statements                F-5

         Pro Forma Balance Sheet as of September 30, 2001                   F-6

         Pro Forma Statement of Income (Loss) for the nine months
         ended September 30, 2001                                           F-8

         Pro Forma Statement of Income (Loss) for the year ended
         December 31, 2000                                                  F-9

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS REAL ESTATE INVESTMENT
                                       TRUST, INC. (Registrant)

                                       By: /s/  Leo F. Wells, III
                                          --------------------------------------
                                           Leo F. Wells, III
                                           President

Date: January 29, 2002

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Wells Real Estate Investment Trust, Inc.:

We have audited the accompanying statement of revenues over certain operating expenses for the WINDY POINT BUILDINGS for the year ended December 31, 2000. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would be comparable with those resulting from the operations of the Windy Point Buildings after acquisition by the Wells Operating Partnership, L.P., a subsidiary of Wells Real Estate Investment Trust, Inc. The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Windy Point Buildings' revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Windy Point Buildings for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Atlanta, Georgia
January 11, 2002

                              WINDY POINT BUILDINGS


                             STATEMENTS OF REVENUES

                         OVER CERTAIN OPERATING EXPENSES

            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                 AND THE YEAR ENDED DECEMBER 31, 2000 (AUDITED)

                                                         2001           2000
                                                    -----------      -----------
                                                    (Unaudited)

RENTAL REVENUES                                      $2,566,407       $2,576,653

OPERATING EXPENSES, net of reimbursements               185,383          144,790
                                                     ----------       ----------
REVENUES OVER CERTAIN OPERATING EXPENSES             $2,381,024       $2,431,863
                                                     ==========       ==========


       The accompanying notes are an integral part of these statements.

                              WINDY POINT BUILDINGS


                         NOTES TO STATEMENTS OF REVENUES

                         OVER CERTAIN OPERATING EXPENSES

            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                 AND THE YEAR ENDED DECEMBER 31, 2000 (AUDITED)

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Real Estate Property Acquired

On December 31, 2001, the Wells Operating Partnership, L.P. ("Wells OP") acquired the Windy Point Buildings from Windy Point of Schaumburg, LLC (the "Seller"). Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. The Seller is not in anyway affiliated with Wells OP.

Zurich American Insurance, Inc. ("Zurich") and TCI Great Lakes, Inc. ("TCI") currently occupy 300,034 square feet and 129,157 square feet, respectively, of the total 486,956 rentable square feet of the two multi-story office buildings comprising the Windy Point Buildings under net lease agreements (the "Zurich Lease" and the "TCI Lease", respectively). The Seller's interests in the Zurich Lease and the TCI Lease were assigned to Wells OP at the closing. The initial term of the Zurich Lease commenced on September 1, 2001 and expires on August 31, 2011. The initial term of the TCI Lease commenced on December 1, 1999 and expires on November 30, 2009. Zurich and TCI have the right to extend their respective leases for two additional periods of five years each at the corresponding then current fair market rental rates.

Under the Zurich lease, Zurich is required to pay, as additional monthly rent, its proportionate share of all controllable costs including, but not limited to, costs for electricity, fuel, insurance, snow removal and the wages for union employees. Beginning with the third lease year, controllable expenses for any lease year shall not exceed an amount equal to the product of total actual controllable expenses for the preceding lease year multiplied by 1.04. Zurich is also required to pay its proportionate share of property taxes not to exceed (a) for calendar year 2001: $1.63 per rentable square foot, and (b) for calendar year 2002 and thereafter: the sum of $3.17, plus the amount which $1.63 exceeded actual controllable costs during calendar year 2001, per rentable square foot. Under the TCI lease, TCI is required to pay, as additional monthly rent, its proportionate share of operating expenses and property taxes subject to the following limitations: (a) for the first lease year: not to exceed $7.36 per rentable square foot, (b) for the second lease year: not to exceed $9.14 per rentable square foot, (c) for the third lease year: no limitations, and (d) for the fourth lease year and thereafter: not to exceed more than 5% of controllable costs for the immediately preceding lease year, including cleaning and landscaping services. Under the TCI lease, the following items are specifically excluded from the definition of controllable costs: electricity, fuels, insurance, snow-plowing, and wages of union employees. Wells OP will be responsible for repairing and maintaining all structural elements of the premises including the roof, exterior walls and windows, parking areas, walkways, internal common areas, building systems including plumbing, heating, ventilating and air conditioning, and providing landscaping services.

The remaining rentable square footage of the Windy Point Buildings is occupied by the following tenants: Global Knowledge Network, Inc. (22,028 square feet), National SemiConductor Corporation (6,294 square feet), Cushman & Wakefield (1,121 square feet), and G&R Service Management II, Inc. (1,469 square feet). Additionally, SprintCom, Inc. leases an antenna on the roof of the Windy Point Buildings, which is not included in the property's total rentable square footage.

Rental Revenues

Rental income is recognized on a straight-line basis over the terms of respective leases.

     2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses, such as depreciation, interest, and management fees. Therefore, these statements are not comparable to the operations of the Windy Point Buildings after acquisition by Wells OP.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of September 30, 2001 has been prepared to give effect to the acquisition of the ADIC Buildings by Wells XIII-REIT Joint Venture, a joint venture partnership between Wells Real Estate Fund XIII, L.P. and Wells Operating Partnership, L.P. ("Wells OP"), and the acquisitions of the Convergys Building, and the Windy Point Buildings by Wells OP as if the acquisitions occurred on September 30, 2001.

The following unaudited pro forma statement of income (loss) for the nine months ended September 30, 2001 had been prepared to give effect to the acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Building, the IKON Buildings, the Ingram Micro Distribution Facility, the Lucent Building, the Nissan Property (collectively, the "Prior Acquisitions"), the ADIC Buildings, the Convergys Building, and the Windy Point Buildings as if the acquisitions occurred on January 1, 2001.

The following unaudited pro forma statement of income (loss) for the year ended December 31, 2000 has been prepared to give effect to the acquisitions of the Comdata Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Distribution Facility, the Lucent Building (collectively, the "Prior Acquisitions"), and the Windy Point Buildings as if the acquisitions occurred on January 1, 2000. Operations commenced during 2001 for the following properties acquired: The AmeriCredit Building (June 2001), the Convergys Building (September 2001), and the ADIC Buildings (December 2001). The Nissan Property had no operations during 2001 or 2000.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financials statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Distribution Facility, the Lucent Building, the Nissan Property, the ADIC Buildings, the Convergys Building, and the Windy Point Buildings been consummated at the beginning of the periods presented.

As of September 30, 2001, the date of the accompanying pro forma balance sheet, Wells OP held cash of $11,132,382. The additional cash used to purchase the Convergys Building, and the Windy Point Buildings, including deferred project costs paid to Wells Capital, Inc. (an affiliate of Wells OP), was raised through the issuance of additional shares subsequent to September 30, 2001. This balance is reflected as purchase consideration payable in the accompanying pro forma balance sheet.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                             PRO FORMA BALANCE SHEET

                               SEPTEMBER 30, 2001

                                   (UNAUDITED)

                                     ASSETS


                                                Wells Real                   Pro Forma Adjustments
                                                  Estate        ------------------------------------------------
                                                Investment                                          Windy Point       Pro Forma
                                                Trust, Inc.    ADIC Buildings       Convergys        Buildings          Total
                                               -------------   --------------       ---------       ------------      ---------

REAL ESTATE ASSETS, at cost:

   Land                                        $  73,985,267   $         0       $ 3,500,000 (a)   $  7,960,000(a)   $ 85,922,767
                                                                                     145,833 (d)        331,667(d)
   Buildings, less accumulated depreciation
     of $19,810,895                              381,590,591             0         9,997,361 (a)     79,755,625(a)    475,083,285
                                                                                     416,557 (d)      3,323,151(d)
   Construction in progress                        2,202,200             0                                    0         2,202,200
                                               -------------   -----------       -----------        -----------      ------------
            Total real estate assets             457,778,058             0        14,059,751         91,370,443       563,208,252
                                               -------------   -----------       -----------        -----------      ------------

CASH AND CASH EQUIVALENTS                         11,132,382    (6,671,075)(a)    (4,461,307)(a)              0                 0

INVESTMENT IN JOINT VENTURES                      71,060,872     6,949,036 (b)             0                  0        78,009,908

INVESTMENT IN BONDS                               22,000,000             0                 0                  0        22,000,000

ACCOUNTS RECEIVABLE                                5,675,988             0                 0                  0         5,675,988

DEFERRED LEASE ACQUISITION COSTS                   1,662,822             0                 0                  0         1,662,822

DEFERRED PROJECT COSTS                               475,811      (277,961)(c)      (197,850)(d)              0                 0

DEFERRED OFFERING COSTS                                    0             0                 0                  0                 0

DUE FROM AFFILIATES                                1,649,205             0                 0                  0         1,649,205


PREPAID EXPENSES AND OTHER ASSETS                    994,809             0                 0                  0           994,809
                                               -------------   -----------       -----------        -----------      ------------
            Total assets                        $572,429,947   $         0       $ 9,400,594        $91,370,443      $673,200,984
                                               =============   ===========       ===========        ===========      ============


                      LIABILITIES AND SHAREHOLDERS' EQUITY


                                                  Wells Real                  Pro Forma Adjustments
                                                    Estate       --------------------------------------------------
                                                  Investment                                         Windy Point       Pro Forma
                                                  Trust, Inc.    ADIC Buildings       Convergys        Buildings          Total
                                                --------------   --------------     -------------    -----------       ------------
LIABILITIES:
   Accounts payable and accrued expenses          $  5,475,619     $       0        $        0       $         0       $  5,475,619
   Notes payable                                    49,148,162             0                 0                 0         49,148,162
   Purchase Consideration Payable                            0             0         9,036,054 (a)    87,715,625(a)      96,751,679
   Dividends payable                                 1,071,657             0                 0                 0          1,071,657
   Due to affiliate                                    247,131             0           364,540 (d)     3,654,818(d)       4,266,489
   Deferred rental income                                    0             0                 0                 0                  0
                                                --------------   --------------     -------------    -----------       ------------
         Total liabilities                          55,942,569             0         9,400,594        91,370,443        156,713,606
                                                --------------   --------------     -------------    -----------       ------------
COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST OF UNIT HOLDER IN OPERATING
PARTNERSHIP                                            200,000             0                 0                 0            200,000
SHAREHOLDERS' EQUITY:                           --------------   --------------     -------------    -----------       ------------
   Common shares, $.01 par value; 125,000,000
      shares authorized, 61,287,300 shares
      issued and 60,932,270 shares outstanding         612,872             0                                   0            612,872
   Additional paid-in capital                      519,224,798             0                 0                 0        519,224,798
   Treasury stock, at cost, 355,029 shares          (3,550,292)            0                 0                 0         (3,550,292)
                                                --------------   --------------     -------------    -----------       ------------
         Total shareholders' equity                516,287,378             0                 0                 0        516,287,378
                                                --------------   --------------     -------------    -----------       ------------
         Total liabilities and shareholders'
            equity                                $572,429,947     $       0        $9,400,594       $91,370,443       $673,200,984
                                                ==============   ==============     =============    ===========       ============

(a) Reflects Wells Real Estate Investment Trust, Inc.'s purchase price for the land and building.

(b) Reflects Wells Real Estate Investment Trust, Inc.'s contribution to Wells XIII-REIT Joint Venture

(c) Reflects deferred project costs contributed to Wells XIII-REIT Joint Venture at approximately 4.17% of the purchase price.

(d) Reflects deferred project costs applied to the land and building at approximately 4.17% of the purchase price.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                      PRO FORMA STATEMENT OF INCOME (LOSS)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                   (UNAUDITED)


                                                                               Pro Forma Adjustments
                                               Wells Real Estate    -------------------------------------------
                                                  Investment            Prior                       Windy Point       Pro Forma
                                                  Trust, Inc.       Acquisitions      Convergys      Buildings          Total
                                               -----------------    ------------      ---------     -----------       ----------
REVENUES:
   Rental income                                  $31,028,212      $  8,738,526 (a)   $116,533(a)  $2,566,407(a)    $42,449,678
   Equity in income of joint ventures               2,621,647           328,061 (b)          0              0         3,057,118
                                                                        107,410 (c)
   Interest income                                    418,998          (418,998)(d)          0              0                 0
                                                                      1,320,000 (e)                                   1,320,000
                                                  -----------      ------------       --------     ----------       -----------
                                                   34,068,857        10,074,999        116,533      2,566,407        46,826,796
                                                  -----------      ------------       --------     ----------       -----------
EXPENSES:

   Depreciation and amortization                   10,341,242         2,554,687(f)      34,713(f)   2,492,363(f)     15,423,005
   Interest                                         2,957,262         3,674,732(g)           0              0         7,951,994
                                                                      1,320,000(h)
   Operating costs, net of reimbursements           3,168,273         2,819,212(i)         600(i)     185,383 (i)     6,173,468
   Management and leasing fees                      1,749,849           393,234(j)       5,244(j)     115,488 (j)     2,263,815
   General and administrative                         700,803                 0              0              0           700,803
   Amortization of deferred financing costs           528,715                 0              0              0           528,715
   Legal and accounting                               199,333                 0              0              0           199,333
                                                  -----------      ------------       --------     ----------       -----------
                                                   19,645,477        10,761,865         40,557      2,793,234        33,241,133
                                                  -----------      ------------       --------     ----------       -----------
NET INCOME (LOSS)                                 $14,423,380      $   (686,866)      $ 75,976     $ (226,827)      $13,585,663
                                                  ===========      ============      =========     ==========       ===========
EARNINGS PER SHARE, basic and diluted                   $0.33                                                             $0.31
                                                  ===========                                                       ===========

WEIGHTED AVERAGE SHARES, basic and diluted         43,707,212                                                        43,707,212
                                                  ===========                                                       ===========

     (a)   Rental income is recognized on a straight-line basis.
     (b) Reflects Wells Real Estate Investment Trust, Inc.'s equity in income of Wells XII-REIT Joint Venture, a joint venture partnership between Wells Real Estate Fund XII, L.P. and Wells OP, related to the acquisition of the Comdata Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.
     (c) Reflects Wells Real Estate Investment Trust, Inc.'s equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.
     (d) Represent forgone interest income related to cash utilized to purchase the prior acquisitions.
     (e) Represents interest income on the $22,000,000 investment in bonds due from the Industrial Development Authority, which earns interest at 8% per annum.
     (f) Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.
     (g) Represents interest expense on the $96,265,863 of cumulative borrowings due to Bank of America, N.A., which bears interest at approximately 6.5% during the period from January 1, 2001 through the respective acquisition dates.
     (h) Represents interest expense on the $22,000,000 mortgage note payable to the Industrial Development Authority, which bears interest at 8%.
     (i)   Consists of nonreimbursable operating expenses.
     (j)   Management and leasing fees are calculated at 4.5% of rental income.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                      PRO FORMA STATEMENT OF INCOME (LOSS)

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                   (UNAUDITED)

                                                                                 Pro Forma Adjustments
                                                       Wells Real Estate    -------------------------------
                                                           Investment           Prior          Windy Point      Pro Forma
                                                          Trust, Inc.        Acquisitions       Buildings         Total
                                                       -----------------    -------------     -------------     ----------

REVENUES:

   Rental income                                          $20,505,000     $  8,572,880 (a)   $ 2,576,653(a)     $31,654,533
   Equity in income of joint ventures                       2,293,873          930,181 (b)             0          3,224,054
   Interest income                                            520,924         (520,924)(c)             0                  0
                                                                    0        1,760,000 (d)             0          1,760,000
   Other income                                                53,409                0                 0             53,409
                                                          -----------     ------------       -----------        -----------
                                                           23,373,206       10,742,137         2,576,653         36,691,996
                                                          -----------     ------------       -----------        -----------
EXPENSES:

   Depreciation and amortization                            7,743,551        3,868,420 (e)     3,323,151(e)      14,935,122
   Interest                                                 4,199,461        7,053,062 (f)             0         13,012,523
                                                                             1,760,000 (g)
   Operating costs, net of reimbursements                     888,091          553,347 (h)       144,790(h)       1,586,228
   Management and leasing fees                              1,309,974          385,780 (i)       115,488(i)       1,811,242
   General and administrative                                 426,680                0                 0            426,680
   Legal and accounting                                       240,209                0                 0            240,209
   Computer costs                                              12,273                0                 0             12,273
                                                          -----------     ------------       -----------        -----------
                                                           14,820,239       13,620,609         3,583,429         32,024,277
                                                          -----------     ------------       -----------        -----------
NET INCOME (LOSS)                                         $ 8,552,967     $ (2,878,472)     $ (1,006,776)       $ 4,667,719
                                                          ===========     ============      ============        ===========

EARNINGS PER SHARE, basic and diluted                           $0.40                                                 $0.22
                                                          ===========                                           ===========

WEIGHTED AVERAGE SHARES, basic and diluted                 21,382,418                                            21,382,418
                                                          ===========                                           ===========

     (a)   Rental Income is recognized on a straight-line basis.
     (b) Reflects Wells Real Estate Investment Trust, Inc.'s equity in income of Wells XII-REIT Joint Venture, a joint venture partnership between Wells Real Estate Fund XII, L.P. and Wells OP, related to the acquisition of the Comdata Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.
     (c) Represent forgone interest income related to cash utilized to purchase the prior acquisitions.
     (d) Represents interest income on the $22,000,000 investment in bonds due from the Industrial Development Authority, which earns interest at 8%.
     (e) Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.
     (f) Represents interest expense on the $85,525,863 of cumulative borrowings due to Bank of America, N.A., which bears interest at approximately 8.3% during the year ended December 31, 2000.
     (g) Represents interest expense on the $22,000,000 mortgage note payable to the Industrial Development Authority, which bears interest at 8%.
     (h)   Consists of nonreimbursable operating expenses.
     (i)   Management and leasing fees are calculated at 4.5% of rental income.